                                                                      EXHIBIT 24

                        UNITED TECHNOLOGIES CORPORATION

                               Power of Attorney


    KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. FitzPatrick and David G. Nord and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission'), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $2,000,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 2001.


                                            /s/ George David
                                    ----------------------------------
                                                George David

                        UNITED TECHNOLOGIES CORPORATION

                               Power of Attorney


    KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. FitzPatrick and David G. Nord and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission'), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $2,000,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 2001.


                                        /s/ Antonia Handler Chayes
                                    ----------------------------------
                                            Antonia Handler Chayes

                        UNITED TECHNOLOGIES CORPORATION

                               Power of Attorney


    KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. FitzPatrick and David G. Nord and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission'), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $2,000,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 2001.


                                        /s/ Jean-Pierre Garnier
                                    ----------------------------------
                                            Jean-Pierre Garnier

                        UNITED TECHNOLOGIES CORPORATION

                               Power of Attorney


    KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. FitzPatrick and David G. Nord and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission'), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $2,000,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 2001.


                                        /s/ Jamie S. Gorelick
                                    ----------------------------------
                                            Jamie S. Gorelick

                        UNITED TECHNOLOGIES CORPORATION

                               Power of Attorney


    KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. FitzPatrick and David G. Nord and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission'), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $2,000,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 2001.


                                        /s/ Karl J. Krapek
                                    ----------------------------------
                                            Karl J. Krapek

                        UNITED TECHNOLOGIES CORPORATION

                               Power of Attorney


    KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. FitzPatrick and David G. Nord and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission'), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $2,000,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 2001.


                                                      /s/ Charles R. Lee
                                              ----------------------------------
                                                          Charles R. Lee

                        UNITED TECHNOLOGIES CORPORATION

                               Power of Attorney


    KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. FitzPatrick and David G. Nord and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission'), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $2,000,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 2001.


                                        /s/ Richard D. McCormick
                                    ----------------------------------
                                            Richard D. McCormick

                        UNITED TECHNOLOGIES CORPORATION

                               Power of Attorney


    KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. FitzPatrick and David G. Nord and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission'), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $2,000,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 2001.


                                        /s/ Frank P. Popoff
                                    ----------------------------------
                                            Frank P. Popoff

                        UNITED TECHNOLOGIES CORPORATION

                               Power of Attorney


    KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. FitzPatrick and David G. Nord and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission'), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $2,000,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 2001.


                                        /s/ Andre Villeneuve
                                    ----------------------------------
                                            Andre Villeneuve

                        UNITED TECHNOLOGIES CORPORATION

                               Power of Attorney


    KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. FitzPatrick and David G. Nord and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission'), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $2,000,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 2001.


                                        /s/ Harold A. Wagner
                                    ----------------------------------
                                            Harold A. Wagner

                        UNITED TECHNOLOGIES CORPORATION

                               Power of Attorney


    KNOW ALL PERSONS BY THESE PRESENTS that the undersigned director or officer, or both, of UNITED TECHNOLOGIES CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints William H. Trachsel, David J. FitzPatrick and David G. Nord and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file (i) a registration statement on Form S-3, or such other form as may recommended by counsel, to be filed with the Securities and Exchange Commission (the "Commission'), and any and all amendments and post-effective amendments thereto, and any and all instruments and documents filed as a part of or in connection with the said registration statement or amendments thereto, covering the offering and issuance for aggregate gross proceeds to the Corporation of up to U.S. $2,000,000,000 (or its equivalent in one or more foreign currencies or currency units as determined at the date of issuance) of unsubordinated non-convertible debentures, notes and/or other debt obligations of the Corporation, warrants to purchase such debt obligations, warrants relating to the purchase or sale of one or more foreign currencies or currency units, warrants relating to increases or decreases in any specified stock index or indices, subordinated or unsubordinated debentures, notes and/or other debt obligations that are convertible into common stock of the Corporation, and/or common stock of the Corporation and (ii) any and all additional registration statements pursuant to Rule 462(b) relating to the registration statement described in clause (i) of this sentence; granting unto said attorneys-in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that the said attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of March, 2001.


                                        /s/ Sanford I. Weill
                                    ----------------------------------
                                            Sanford I. Weill